OLD MUTUAL ADVISOR FUNDS II

Supplement Dated October 10, 2006

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of Old Mutual Advisor Funds II, dated August 21, 2006. You should retain your Statement of Additional Information and current supplements for future reference. You may obtain an additional copy of a Statement of Additional Information and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at www.omfunds.com.

On October 5, 2006, the Board of Trustees of the Trust accepted the resignation of David J. Bullock as an officer of the Trust and appointed Julian F. Sluyters as President and Principal Executive Officer of the Trust. All references to Mr. Bullock in the SAI are hereby removed.

The Officers table in the “Trust Officers” section of the SAI is amended by adding the following information to the table:

NAME AND AGE*	POSITION HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Julian F. Sluyters (46)	President and Principal Executive Officer	Since 2006

President and Chief Operating Officer, Old Mutual Capital, Inc., since September 2006. President and Chief Executive Officer, Scudder family of funds (2004 – December 2005). Managing Director UBS Global Asset Management and President and Chief Executive Officer, UBS Fund Services (2001 – 2003).

*	The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.
**	Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

The section of the SAI titled “Purchase and Redemption of Shares - General Investment Policies” is replaced in its entirety by the following:

GENERAL INVESTMENT POLICIES

Signature Guarantees

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption and other requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds be sent to a new address or an address that has been changed within the past 30 days. Signature guarantees are also required for requests to transfer the registration of shares to another owner, written requests to add telephone exchange and telephone redemption options to an account; and changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. See the prospectus for a list of the types of entities that offer signature guarantees. The Trust does not accept signature guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Exchange Privileges

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the same class of other Funds of the Trust currently available to the public. See the “Trading Guidelines” section of the prospectus for limitations on exchanges. The Trust reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon 60 days’ notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent. The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold. The minimum investment requirements, as stated above, also apply to exchanges.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares if, as the result of redemptions, the value of any account drops below $1,000. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of an account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size. The annual $12.00 fee does not apply Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans or shareholders who consent to receive account statements and regulatory filings electronically.

The section of Exhibit D to the SAI titled “Investments in Each Fund” is amended by adding the following:

NAME OF PORTFOLIO MANAGER	NAME OF FUND	DOLLAR RANGE OF INVESTMENTS IN EACH FUND
Tara R. Hedlund*	Growth Fund	None
Jason D. Schrotberger*	Growth Fund	None

*	Ms. Hedlund and Mr. Schrotberger are new portfolio managers to the Old Mutual Growth Fund and the dollar range of investments is as of July 31, 2006.

The section of Exhibit D to the SAI titled “Investments in Each Fund - Robert E. Turner” is replaced in its entirety with the following:

NAME OF PORTFOLIO MANAGER	NAME OF FUND	DOLLAR RANGE OF INVESTMENTS IN EACH FUND
Robert R. Turner	Large Cap Growth Fund	None
	Large Cap Growth Concentrated Fund	None
	Select Growth Fund	None

In the section of Exhibit D to the SAI titled “Investments in Each Fund,” the following information is deleted in its entirety:

NAME OF PORTFOLIO MANAGER	NAME OF FUND	DOLLAR RANGE OF INVESTMENTS IN EACH FUND
William C. McVail	Growth Fund	None
Randall E. Newsome	Heitman REIT Fund	None

The section of Exhibit D to the SAI titled “Other Managed Accounts” is amended by adding the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets in Each Category
Tara R. Hedlund*	2 Registered Investment Vehicles with $24 million in total assets under management.
7 Other Pooled Investment Vehicles with $153 million in total assets under management.
Jason D. Schrotberger*	5 Registered Investment Vehicles with $356 million in total assets under management.
11 Other Pooled Investment Vehicles with $228 million in total assets under management.
36 Other Accounts with $1.7 billion in total assets under management.

*

Ms. Hedlund and Mr. Schrotberger are new portfolio managers to the Old Mutual Growth Fund and the number of other registered investment companies, other pooled investment vehicles and other accounts and the total assets in each category is as of July 31, 2006.

In the section of Exhibit D to the SAI titled “Other Managed Accounts,” the following information is deleted in its entirety:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets in Each Category
William C. McVail	19 Registered Investment Companies with $4.1 billion in total assets under management, of which 1 account ($41 million) is subject to a performance-based advisory fee.
16 Other Pooled Investment Vehicles with $251 million in total assets under management.
66 Other Accounts with $4.2 billion in total assets under management, of which 2 accounts ($20 million) are subject to a performance-based advisory fee.

Randall E. Newsome	6 Registered Investment Companies with $303.3 million in total assets under management.
6 Other Pooled Investment Vehicles with $570.1 million in total assets under management.
4,467 Other Accounts with $2.3 billion in total assets under management, of which 1 account ($75.3 million) is subject to a performance-based advisory fee.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

D-06-623 10/2006